UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2006

Sara Lee Corporation

(Exact name of registrant as specified in charter)

Maryland	1-3344	36-2089049
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three First National Plaza, Chicago, Illinois 60602-4260

(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 726-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 5, the Registrant (“Sara Lee”) completed the spin off of its Branded Apparel Americas / Asia business that is known as Hanesbrands Inc. (“Hanesbrands”). The spin off was completed by means of a pro rata distribution of all outstanding shares of Hanesbrands common stock by Sara Lee to holders of Sara Lee common stock. The Hanesbrands common stock has a par value of $0.01 per share. After the spin off, Hanesbrands became an independent publicly held company that is traded on the New York Stock Exchange.

The distribution was made without the payment of any consideration or the exchange of any shares by Sara Lee shareholders. In the distribution, Sara Lee shareholders received 1 share of Hanesbrands common stock for every 8 shares of Sara Lee stock they held as of the close of business on August 18, 2006, and cash for any fractional shares of Hanesbrands common stock.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

Unaudited pro forma financial information for Sara Lee Corporation is included on pages F-1 through F-5 of this report.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2006

SARA LEE CORPORATION
(Registrant)

By:	/s/ Wayne R. Szypulski
Senior Vice President and Controller
(Principal Accounting Officer)

Sara Lee Corporation

Introduction to the Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements of Sara Lee Corporation (“Sara Lee”) adjust the historical financial statements for the following businesses that have been or will be disposed of:

•	The corporation completed the spin off of its Branded Apparel Americas / Asia business, which is known as Hanesbrands Inc. (Hanesbrands) on September 5, 2006.

•	The corporation has reported the following seven businesses as discontinued operations during 2006: U.S. Retail Coffee, European Branded Apparel, European Nuts and Snacks, U.K. Apparel, U.S. Meat Snacks and European Meats businesses. Each of these businesses, except for the European Meats business, was sold in fiscal year 2006. The European Meats business was sold in early fiscal year 2007.

The historical financial information of Sara Lee set forth below has been derived from the historical audited and unaudited consolidated financial statements of Sara Lee included in the Annual Report on Form 10-K for the year ended July 2, 2005 and the Quarterly Report on Form 10-Q for the quarter ended April 1, 2006. The unaudited pro forma balance sheet was prepared as if the dispositions occurred as of April 1, 2006 and the adjustments give effect to events that are directly attributable to the transaction, regardless if they have a continuing impact or are nonrecurring. The unaudited pro forma consolidated statements of income were prepared as if the dispositions occurred on June 30, 2002 and the adjustments give effect to events that are directly attributable to the transaction and have a continuing impact on the results of operations of Sara Lee. The pro forma adjustments are based on factually supportable available information and certain assumptions that management believes are reasonable.

The unaudited pro forma statements presented do not purport to represent what the results of operations or financial position of Sara Lee would actually have been had the transactions occurred on the dates noted above, or to project the results of operations or financial position of Sara Lee for any future periods. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

The unaudited pro forma consolidated financial statements should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and the historical financial statements and related notes thereto of Sara Lee included in the 2005 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter and nine months ended April 1, 2006.

The spin off of Hanesbrands will be accounted for as a discontinued operation under Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” when Sara Lee issues financial statements for the first period that ends after completing the spin. These will be the financial statements for the first quarter of fiscal 2007. The Hanesbrands business was included in the corporation’s Branded Apparel segment in the corporation’s historical Consolidated Financial Statements. The unaudited pro forma financial information reflects Hanesbrands as a discontinued operation and, accordingly, net assets and results of operations are excluded from the continuing operations of Sara Lee.

Sara Lee Corporation

Unaudited Pro Forma Consolidated Statement of Income

Nine Months Ended April 1, 2006

Amounts in millions except per share data	(a) As Originally Reported	(b) Disposition of Hanesbrands	Pro Forma
Continuing operations:
Net sales	$11,844	$(3,353)	$8,491
Cost and expenses:
Cost of sales	7,461	(2,239)	5,222
Selling, general and administrative expenses	3,583	(708)	2,875
Charges for (income from) exit activities and business dispositions	43	(1)	42
Contingent sale proceeds	(114)		(114)
Interest expense	226	(2)	224
Interest income	(58)	3	(55)

	11,141	(2,947)	8,194

Income from continuing operations before income taxes	703	(406)	297
Income taxes	182	(102)	80

Income from continuing operations	$521	$(304)	$217

Net income from continuing operations per common share
Basic	$0.68		$0.28

Diluted	$0.68		$0.28

Shares used to compute net income from continuing operations per common share
Basic	768		768

Diluted	770		770

Notes

(a)	-	Amounts as originally reported by Sara Lee in its third quarter report filed on form 10-Q. Businesses reported as discontinued operations are excluded from these results.
(b)	-	Represents the Hanesbrands Inc. results of operations for the period.

Sara Lee Corporation

Unaudited Pro Forma Consolidated Statement of Income

Fiscal Year Ended July 2, 2005

Amounts in millions except per share data	(a) As Originally Reported	(b) Results of Businesses Reported As Discontinued Operations in Fiscal 2006	Subtotal	(c) Disposition of Hanesbrands	Pro Forma
Continuing operations:
Net sales	$19,254	$(3,225)	$16,029	$(4,682)	$11,347
Cost and expenses:
Cost of sales	12,284	(2,260)	10,024	(3,229)	6,795
Selling, general and administrative expenses	5,524	(861)	4,663	(983)	3,680
Charges for (income from) exit activities and business dispositions	93	(3)	90	(47)	43
Impairment charges	350	(350)	—		—
Contingent sale proceeds	(117)	—	(117)		(117)
Interest expense	290	(2)	288	(3)	285
Interest income	(104)	5	(99)	13	(86)

	18,320	(3,471)	14,849	(4,249)	10,600

Income from continuing operations before income taxes	934	246	1,180	(433)	747
Income taxes	203	(104)	99	33	132

Income from continuing operations	$731	$350	$1,081	$(466)	$615

Net income from continuing operations per common share
Basic	$0.93				$0.78

Diluted	$0.92				$0.77

Shares used to compute net income from continuing operations per common share
Basic	789				789

Diluted	796				796

Notes

(a)	-	Amounts as originally reported by Sara Lee in its fiscal year 2005 annual report filed on form 10-K.
(b)	-	The amounts in column (a) for fiscal year 2005 include the results of businesses that were reported as discontinued operations in 2006. Column (b) represents the 2005 financial results of those businesses reported as discontinued operations in fiscal year 2006 and consists of the U.S. Retail Coffee, European Branded Apparel, European Nuts and Snacks, U.K. Apparel, U.S. Meat Snacks, and European Meats businesses. Each of these businesses, except the European Meats business, was sold in fiscal year 2006. The European Meats business was sold in early fiscal year 2007.
(c)	-	Represents the Hanesbrands Inc. results of operations for the period.

Sara Lee Corporation

Unaudited Pro Forma Consolidated Statement of Income

Fiscal Year Ended July 3, 2004

Amounts in millions except per share data	(a) As Originally Reported	(b) Results of Businesses Reported As Discontinued Operations in Fiscal 2006	Subtotal	(c) Disposition of Hanesbrands	Pro Forma
Continuing operations:
Net sales	$19,119	$(3,227)	$15,892	$(4,637)	$11,255
Cost and expenses:
Cost of sales	11,867	(2,183)	9,684	(3,098)	6,586
Selling, general and administrative expenses	5,653	(842)	4,811	(1,042)	3,769
Charges for (income from) exit activities and business dispositions	48	(17)	31	(27)	4
Impairment charges	—		—		—
Contingent sale proceeds	(119)	—	(119)		(119)
Interest expense	271	(1)	270	(1)	269
Interest income	(88)	8	(80)	4	(76)

	17,632	(3,035)	14,597	(4,164)	10,433

Income from continuing operations before income taxes	1,487	(192)	1,295	(473)	822
Income taxes	248	(4)	244	28	272

Income from continuing operations	$1,239	$(188)	$1,051	$(501)	$550

Net income from continuing operations per common share
Basic	$1.57				$0.70

Diluted	$1.55				$0.69

Shares used to compute net income from continuing operations per common share
Basic	788				788

Diluted	798				798

Notes

(a)	-	Amounts as originally reported by Sara Lee in its fiscal year 2005 annual report filed on form 10-K.
(b)	-	The amounts in column (a) for fiscal year 2004 include the results of businesses that were reported as discontinued operations in 2006. Column (b) represents the 2004 financial results of those businesses reported as discontinued operations in fiscal year 2006 and consists of the U.S. Retail Coffee, European Branded Apparel, European Nuts and Snacks, U.K. Apparel, U.S. Meat Snacks, and European Meats businesses. Each of these businesses, except the European Meats business, was sold in fiscal year 2006. The European Meats business was sold in early fiscal year 2007.
(c)	-	Represents the Hanesbrands Inc. results of operations for the period.

Sara Lee Corporation

Unaudited Pro Forma Consolidated Statement of Income

Fiscal Year Ended June 28, 2003

Amounts in millions except per share data	(a) As Originally Reported	(b) Results of Businesses Reported As Discontinued Operations in Fiscal 2006	Subtotal	(c) Disposition of Hanesbrands	Pro Forma
Continuing operations:
Net sales	$17,888	$(2,969)	$14,919	$(4,669)	$10,250
Cost and expenses:
Cost of sales	10,931	(2,002)	8,929	(2,994)	5,935
Selling, general and administrative expenses	5,334	(799)	4,535	(1,022)	3,513
Charges for (income from) exit activities and business dispositions	(11)	8	(3)	14	11
Impairment charges	—		—		—
Contingent sale proceeds	—		—		—
Interest expense	276	(4)	272	(2)	270
Interest income	(76)	9	(67)	4	(63)

	16,454	(2,788)	13,666	(4,000)	9,666

Income from continuing operations before income taxes	1,434	(181)	1,253	(669)	584
Income taxes	247 (d)	(110)	136	(153)	(17)

Income from continuing operations	$1,187	$(71)	$1,117	$(516)	$601

Net income from continuing operations per common share
Basic	$1.51				$0.77

Diluted	$1.46				$0.74

Shares used to compute net income from continuing operations per common share
Basic	781				781

Diluted	812				812

Notes

(a)	-	Amounts as originally reported by Sara Lee in its fiscal year 2005 annual report filed on form 10-K.
(b)	-	The amounts in column (a) for fiscal year 2003 include the results of businesses that were reported as discontinued operations in 2006. Column (b) represents the 2003 financial results of those businesses reported as discontinued operations in fiscal year 2006 and consists of the U.S. Retail Coffee, European Branded Apparel, European Nuts and Snacks, U.K. Apparel, U.S. Meat Snacks, and European Meats businesses. Each of these businesses, except the European Meats business, was sold in fiscal year 2006. The European Meats business was sold in early fiscal year 2007.
(c)	-	Represents the Hanesbrands Inc. results of operations for the period.
(d)	-

In preparing its financial statements, the corporation recognizes an additional minimum pension obligation if the difference between the accumulated benefit obligation of a plan and its related assets exceeds the liability recognized on the balance sheet. In establishing the required additional minimum obligation, a charge is recognized in other comprehensive income. The tax effect of any charge is also recognized in other comprehensive income. However, in accordance with FAS 109, the establishment of a valuation allowance relating to a previously established deferred tax asset is reflected as a charge against earnings, even when the beginning of year deferred tax asset relates to an amount in other comprehensive income.

During the preparation of the fiscal 2006 financial statements, it was determined that the corporation had inadvertently excluded deferred tax assets related to the additional minimum pension obligation in the United Kingdom (UK) in connection with establishing a valuation allowance against its UK deferred tax assets for fiscal years 2003, 2004 and 2005. Consistent with the manner in which other deferred tax assets in the UK were evaluated in fiscal 2003, the corporation should have recognized a full valuation allowance on deferred tax assets established in fiscal 2003 and prior years. In addition, consistent with the manner in which other deferred tax assets in the UK were evaluated in fiscal 2004 and 2005, the corporation should have also recognized a full valuation allowance on the incremental deferred tax assets related to changes in the additional minimum pension obligation in those years.

The effect of understating the valuation allowance as described above had no impact on net income in fiscal 2004 or 2005, but resulted in the understatement of income tax expense and overstatement of net income in fiscal 2003 by $47 million ($0.06 per diluted share). In addition, deferred tax assets and shareholders’ equity were each overstated by $186 million, $189 million and $206 million in fiscal 2003, 2004 and 2005, respectively. Accumulated other comprehensive income was overstated by $139 million, $142 million and $159 million in fiscal 2003, 2004 and 2005, respectively.

The corporation expects to file its fiscal 2006 Form 10-K on September 14, 2006. The historical financial statements included in the Form 10-K will be restated to reflect the corrections noted above.

Sara Lee Corporation

Unaudited Pro Forma Consolidated Balance Sheet

At April 1, 2006

Amounts in millions	(a) As Originally Reported		(b) Disposition of Hanesbrands	Pro Forma
Assets
Cash and equivalents	$1,972		$2,400 (c)	$4,372
Trade accounts receivable	1,609		(489)	1,120
Inventories	2,187		(1,265)	922
Other current assets	308		(44)	264
Assets of discontinued operations held for sale	461		—	461
				—

Total current assets	6,537		602	7,139

Other non-current assets	170		(6)	164
Deferred tax asset	431	(d)	(230)	201
Property, net	2,813		(611)	2,202
Trademarks and other identifiable intangibles, net	1,336		(139)	1,197
Goodwill	3,067		(279)	2,788
Assets of discontinued operations held for sale	390		—	390
				—

Total Assets	$14,744		$(663)	$14,081

Liabilities and Stockholders’ Equity
Notes payable	1,595		(32)	1,563
Accounts payable	1,107		(186)	921
Accrued liabilities	2,475		(458)	2,017
Current maturities of long-term debt	560		(3)	557
Liabilities of discontinued operations held for sale	413		—	413
				—

Total current liabilities	6,150		(679)	5,471

Long-term debt	3,765		(3)	3,762
Pension obligation	858		(203)	655
Other liabilities	1,341		(99)	1,242
Liabilities of discontinued operations held for sale	56		36	92
Minority interest in subsidiaries	71		(6)	65
Common stockholders’ equity	2,503	(d)	(2,109)
			2,400 (c)	2,794

Total Liabilities and Stockholders’ Equity	$14,744		$(663)	$14,081

Notes

(a)	-	Amounts as originally reported by Sara Lee in its fiscal year 2006 third quarter report filed on Form 10-Q adjusted for discontinued operations.

(b)	-	Represents the Hanesbrands Inc. consolidated assets and liabilities at the end of the period.

(c)	-	Immediately prior to the spin off of Hanesbrands, Sara Lee received $2,400 million as a dividend and loan payment from Hanesbrands Inc.
(d)	-

In preparing its financial statements, the corporation recognizes an additional minimum pension obligation if the difference between the accumulated benefit obligation of a plan and its related assets exceeds the liability recognized on the balance sheet. In establishing the required additional minimum obligation, a charge is recognized in other comprehensive income. The tax effect of any charge is also recognized in other comprehensive income. However, in accordance with FAS 109, the establishment of a valuation allowance relating to a previously established deferred tax asset is reflected as a charge against earnings, even when the beginning of year deferred tax asset relates to an amount in other comprehensive income.

During the preparation of the fiscal 2006 financial statements, it was determined that the corporation had inadvertently excluded deferred tax assets related to the additional minimum pension obligation in the United Kingdom (UK) in connection with establishing a valuation allowance against its UK deferred tax assets for fiscal years 2003, 2004 and 2005. Consistent with the manner in which other deferred tax assets in the UK were evaluated in fiscal 2003, the corporation should have recognized a full valuation allowance on deferred tax assets established in fiscal 2003 and prior years. In addition, consistent with the manner in which other deferred tax assets in the UK were evaluated in fiscal 2004 and 2005, the corporation should have also recognized a full valuation allowance on the incremental deferred tax assets related to changes in the additional minimum pension obligation in those years.

The effect of understating the valuation allowance as described above had no impact on net income in fiscal 2004 or 2005, but resulted in the understatement of income tax expense and overstatement of net income in fiscal 2003 by $47 million ($0.06 per diluted share). In addition, deferred tax assets and shareholders’ equity were each overstated by $186 million, $189 million and $206 million in fiscal 2003, 2004 and 2005, respectively. Accumulated other comprehensive income was overstated by $139 million, $142 million and $159 million in fiscal 2003, 2004 and 2005, respectively.

The corporation expects to file its fiscal 2006 Form 10-K on September 14, 2006. The historical financial statements included in the Form 10-K will be restated to reflect the corrections noted above.